UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 13, 2011

RLJ Lodging Trust

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

3 Bethesda Metro Center
Suite 1000
Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On May 16, 2011, RLJ Lodging Trust (the “Company”) closed its initial public offering of 27,500,000 common shares of beneficial interest, par value $0.01 per share (“common shares”).  In connection with the initial public offering and related formation transactions, the Company entered into the following material agreements and certain other organizational documents, forms of which were previously described in, and filed as exhibits to, the Company’s Registration Statement on Form S-11, and subsequent amendments thereto (the “Registration Statement”):

•                  Amended and Restated Agreement of Limited Partnership of RLJ Lodging Trust, L.P., dated May 13, 2011;

•                  Registration Rights Agreement, dated May 16, 2011, by and among RLJ Lodging Trust and the persons listed on Schedule I thereto;

•                  Registration Rights Agreement, dated May 16, 2011, by and among RLJ Lodging Trust and the persons listed on Schedule I thereto;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Thomas J. Baltimore, Jr.;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Evan Bayh;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Ross H. Bierkan;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Nathaniel Davis;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Leslie D. Hale;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Robert L. Johnson;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Robert M. La Forgia;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Glenda McNeal;

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Julio E. Morales; and

•                  Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Joseph Ryan.

On May 13, 2011, the Company, as general partner of RLJ Lodging Trust, L.P., the operating partnership of the Company (the “Operating Partnership”), entered into an amended and restated agreement of the Operating Partnership (the “Amended and Restated Agreement of Limited Partnership”).  As described in the Company’s Registration Statement, the Operating Partnership is structured to make distributions with respect to units of limited partnership interest (“OP Units”)  that will be equivalent to the distributions made to the Company’s common shareholders. The Amended and Restated Agreement of Limited Partnership permits limited partners in the Operating Partnership to redeem their OP Units for cash or, at the Company’s election, its common shares on a one-for-one basis (in a taxable transaction) beginning one year after the date of issuance. The Company is the sole general partner of the Operating Partnership, and currently owns approximately 99.1% of the OP Units in the Operating Partnership. Except as otherwise expressly provided in the Amended and Restated Agreement of Limited Partnership, as the sole general partner, the Company has the exclusive power to manage and conduct the business of the Operating Partnership. Consequently, the Company, as general partner, has full power and authority to do all things it deems necessary or desirable to conduct the business of the Operating Partnership, as described in the Amended and Restated Agreement of Limited Partnership. The limited partners have no power to remove the Company as general partner as long as the Company’s common shares are publicly traded.

On May 16, 2011, the Company entered into a registration rights agreement covering an aggregate of 73,605,951 common shares issued to investors in the Company’s predecessors, RLJ Lodging Fund II, L.P. (and its parallel fund), or collectively, Fund II, and RLJ Real Estate Fund III, L.P. (and its parallel fund), or collectively, Fund III, in connection with the Company’s formation transactions (the “Common Share Registration Rights Agreement”).  Subject to certain exceptions, commencing 180 days after the closing of the Company’s initial public offering, the Company will be required, upon request from the parties subject to such Common Share Registration Rights Agreement, to seek to register for resale the common shares issued to such parties in the Company’s formation transactions; provided, however, the holders of such common shares issued in the formation transactions collectively may not exercise such registration rights more than once in any consecutive six month period. Under such Common Share Registration Rights Agreement, the Company also may be required under certain circumstances to effect an underwritten public offering on behalf of the investors in Fund II and Fund III receiving common shares in connection with the formation transactions, subject to the Company’s right to participate in such underwritten public offering on the terms set forth in the Common Share Registration Rights Agreement. The Company has agreed to pay all expenses related to its registration obligations under such Common Share Registration Rights Agreement, except for any brokerage and sales commission fees and disbursements of each holder’s counsel, accountants and other holder’s advisors, and any transfer taxes relating to the sale or disposition of its common shares by such holder.

The Company also entered into a registration rights agreement covering an aggregate of 894,000 OP Units issued to investors in RLJ Development LLC as consideration for the transfer of substantially all of RLJ Development’s assets and liabilities, subject to certain exceptions (the “OP Unit Registration Rights Agreement,” together with the Common Share Registration Rights Agreement, the “Registration Rights Agreements”).  Pursuant to the OP Unit Registration Rights Agreement, the Company has agreed to use commercially reasonable efforts to cause to be filed a registration statement covering the issuance of the Company’s common shares that may be issued, at the Company’s option, in exchange for OP Units issued in the formation transactions. In addition, commencing 365 days after the closing of the Company’s initial public offering, the Company will be required, upon request from the parties subject to such OP Unit Registration Rights Agreement, to use its commercially reasonable efforts to register for resale the common shares issued in connection with the redemption of such OP Units; provided, however, the holders of such common shares issued in connection with the redemption of OP Units collectively may not exercise such registration rights more than once in any consecutive six month period. Under such OP Unit Registration Rights Agreement, such holders are entitled to receive notice of any underwritten public offering on behalf of investors in Fund II and Fund III receiving common shares in the formation transactions and to participate in such underwritten public offering, subject to certain limitations.

The Company entered into indemnification agreements with each of its executive officers and trustees in connection with the closing of its initial public offering (collectively, the “Indemnification Agreements”).  Each indemnification agreement requires that the Company indemnify each respective executive officer and trustee to the maximum extent permitted by Maryland law.  Under the Indemnification Agreements, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as a trustee, officer or employee, the Company, subject to certain limitations, must indemnify such trustee or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that (i) the act or omission of the trustee or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the trustee or executive officer actually received an improper personal benefit in money, property or services; or (iii) with respect to any criminal action or proceeding, the trustee or executive officer had reasonable cause to believe that his or her conduct was unlawful.  The Company must also pay all indemnifiable expenses in advance of the final disposition of any proceeding if the trustee or executive officer furnishes the Company with a written affirmation of the trustee’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to reimburse the Company if a court of competent jurisdiction determines that the trustee or executive officer is not entitled to indemnification.

Copies of the Amended and Restated Agreement of Limited Partnership, the Registration Rights Agreements and the Indemnification Agreements are filed as exhibits to this report and are incorporated herein by reference. The foregoing descriptions of the agreements do not purport to be complete and are qualified in its entirety by reference to the full text of the agreements.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated Agreement of Limited Partnership, dated May 13, 2011
10.2	Registration Rights Agreement, dated May 16, 2011, by and among RLJ Lodging Trust and the persons listed on Schedule I thereto
10.3	Registration Rights Agreement, dated May 16, 2011, by and among RLJ Lodging Trust and the persons listed on Schedule I thereto
10.4	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Thomas J. Baltimore, Jr.
10.5	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Evan Bayh
10.6	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Ross H. Bierkan
10.7	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Nathaniel Davis
10.8	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Leslie D. Hale
10.9	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Robert L. Johnson
10.10	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Robert M. La Forgia
10.11	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Glenda McNeal
10.12	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Julio E. Morales
10.13	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Joseph Ryan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ Lodging Trust

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President and Chief Executive Officer
May 19, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Agreement of Limited Partnership, dated May 13, 2011
10.2	Registration Rights Agreement, dated May 16, 2011, by and among RLJ Lodging Trust and the persons listed on Schedule I thereto
10.3	Registration Rights Agreement, dated May 16, 2011, by and among RLJ Lodging Trust and the persons listed on Schedule I thereto
10.4	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Thomas J. Baltimore, Jr.
10.5	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Evan Bayh
10.6	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Ross H. Bierkan
10.7	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Nathaniel Davis
10.8	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Leslie D. Hale
10.9	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Robert L. Johnson
10.10	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Robert M. La Forgia
10.11	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Glenda McNeal
10.12	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Julio E. Morales
10.13	Indemnification Agreement, dated May 16, 2011, between RLJ Lodging Trust and Joseph Ryan